Execution Copy

GSAA HOME EQUITY TRUST 2007-4
ASSET-BACKED CERTIFICATES
SERIES 2007-4

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Assignor

DEUTSCHE BANK NATIONAL TRUST COMPANY, AS TRUSTEE
FOR GSAA HOME EQUITY TRUST 2007-4
as Assignee

and

GREENPOINT MORTGAGE FUNDING, INC.
as Servicer

and as acknowledged by

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Master Servicer

Dated as of

March 29, 2007

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this 29th day of March, 2007 (this “Assignment Agreement”), among GreenPoint Mortgage Funding, Inc., a New York corporation (the “Servicer”), Deutsche Bank National Trust Company (“Deutsche Bank”), not in its individual capacity, but solely as trustee (in such capacity, the “Trustee”) on behalf of GSAA Home Equity Trust 2007-4 (the “Assignee”), and GS Mortgage Securities Corp., a Delaware corporation (the “Assignor” or “Depositor”), and as acknowledged by Wells Fargo Bank, National Association (“Wells Fargo”), as master servicer (in such capacity, the “Master Servicer”).

WHEREAS, Goldman Sachs Mortgage Company (“GSMC”) and the Servicer have entered into (i) the Amended and Restated Servicing Agreement, dated as of November 1, 2005 (the “Servicing Agreement”), and (ii) the Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 (the “Sale Agreement”), pursuant to which the Servicer sold to GSMC certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

WHEREAS, GSMC has assigned and conveyed certain mortgage loans (the “Mortgage Loans”), which Mortgage Loans are subject to the provisions of the Servicing Agreement and the Sale Agreement, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of March 29, 2007 (the “GSMC Assignment Agreement”);

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”); and

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of March 1, 2007 (the “Trust Agreement”), among the Depositor, U.S. Bank National Association, as a custodian, Deutsche Bank, as Trustee and as a custodian, The Bank of New York Trust Company, National Association, as a custodian, and Wells Fargo, as Master Servicer, securities administrator and as a custodian, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor’s rights under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  Assignment and Assumption.

(a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Servicing Agreement and the Sale Agreement, to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor’s obligations under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans from and after March 29, 2007, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement and the Sale Agreement from and after March 29, 2007, to the extent relating to the Mortgage Loans.

(b)  The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the respective dates of the Servicing Agreement and the Sale Agreement.

(c)  The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement or the Sale Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.  Accuracy of the Servicing Agreement and the Sale Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) attached hereto as Exhibit 3 is a true, accurate and complete copy of the Sale Agreement, (iii) each of the Servicing Agreement and the Sale Agreement is in full force and effect as of the date hereof, (iv) neither the Servicing Agreement nor the Sale Agreement has been amended or modified in any respect, except as contemplated herein or pursuant to the GSMC Assignment Agreement and (v) no notice of termination has been given to the Servicer under the Servicing Agreement or the Sale Agreement. The Servicer, in its capacity as seller and/or servicer under each of the Servicing Agreement and the Sale Agreement, as applicable, further represents and warrants that the representations and warranties contained in Section 2.1 of the Servicing Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement), and the representations and warranties regarding the Mortgage Loans contained in Section 3.02 of the Sale Agreement were true and correct as of the Closing Date (as such term is defined in the Sale Agreement).

3.  Recognition of Assignee.

(a)  From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

(b)  The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Assignee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original “Owner” under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Assignee. Such rights that Master Servicer may enforce on behalf of the Assignee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

(c)  All reports and other data required to be delivered by the Servicer to the “Owner” under the Servicing Agreement shall be delivered to the Master Servicer at the address set forth in Section 10 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

Wells Fargo Bank, National Association
ABA #: 121000248
For credit to: SAS Clearing
Acct #: 3970771416
FFC to: GSAA 2007-4 Acct # 50996300

(d)  Monthly Reporting

Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth (10th) calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data in the format set forth in Exhibit 4 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), (b) default loan data in the format set forth in Exhibit 5 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer) and (c) information regarding realized losses and gains in the format set forth in Exhibit 6 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

4.  Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

(a)  Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement, the Sale Agreement or this Assignment Agreement.

(b)  Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement and the Sale Agreement.

(c)  Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.  Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

(a)  Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement, the Sale Agreement and this Assignment Agreement.

(b)  Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)  No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d)  Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)  Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6.  Repurchase of Mortgage Loans. (a) To the extent that GreenPoint is required under the Sale Agreement or any related agreement to which GreenPoint and Assignor are parties to repurchase any Mortgage Loan on account of an Early Payment Default, the Assignee shall be entitled as a result of the assignments hereunder to enforce such obligation directly against GreenPoint as required by and in accordance with the Sale Agreement or such related agreement, as applicable. For purposes of this Section, “Early Payment Default” shall mean any provision of the Sale Agreement or any related agreement to which GreenPoint and Assignor are parties that is designated as an “early payment default” provision of otherwise provides for the repurchase of any Mortgage Loan in the event of a default in the first (of such other number as may be specified in such provision) scheduled payment due under such Mortgage Loan after the closing or other date specified in such agreement.

(b) Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement. Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale Agreement, such cure or repurchase must take place within sixty (60) days of discovery of such Qualification Defect.

In the event the Servicer has breached a representation or warranty under the Sale Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer. If the Servicer does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale Agreement) or purchase the Mortgage Loan, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the Sale Agreement with respect to such Mortgage Loan. In the event of a repurchase of any Mortgage Loan by the Assignor, the applicable custodian on behalf of the Trustee shall promptly deliver to the Assignor or its designee the related Mortgage File and the Trustee shall assign to the Assignor all of the Assignee’s rights under the Sale Agreement, but only insofar as the Sale Agreement relates to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7.  Termination; Optional Clean-Up Call.

In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

In the event that a Person specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

8.  Continuing Effect. Except as contemplated hereby, the Servicing Agreement and the Sale Agreement shall remain in full force and effect in accordance with their respective terms.

9.  Governing Law.

THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

10.  Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or the Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

(a)  in the case of the Servicer,

GreenPoint Mortgage Funding, Inc.
100 Wood Hollow Drive
Novato, California 94945
Attention: Susan Davia

or such address as may hereafter be furnished by the Servicer;

(b)  in the case of the Master Servicer,

Wells Fargo Bank, National Association
P.O. Box 98
Columbia, Maryland 21046
Attention: Client Manager - GSAA 2007-4

or in the case of overnight deliveries:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager - GSAA 2007-4

or such address as may hereafter be furnished by the Master Servicer;

(c)  in the case of the Trustee or the Assignee,

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705-4934
Attention: Trust Administration - GS0704
Tel.: (714) 247-6000

or such other address as may hereafter be furnished by the Trustee or Assignee; and

(d)  in the case of the Assignor,

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention: Chris Gething
Tel.: (212) 902-1434
Fax: (212) 256-5107

or such other address as may hereafter be furnished by the Assignor.

11.  Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12.  Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

13.  Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

14.  Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Assignment Agreement is executed and delivered by Deutsche Bank, not individually or personally but solely on behalf of GSAA Home Equity Trust 2007-4, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2007-4, (iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2007-4, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2007-4 under this Assignment Agreement, the Trust Agreement or any related document.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

GS MORTGAGE SECURITIES CORP.

By:	/s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Mei Nghia
Name: Mei Nghia
Title: Vice President

GREENPOINT MORTGAGE FUNDING, INC.

By:	/s/ Susan Davia
Name: Susan Davia
Title: Vice President

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Master Servicer

By:  /s/ Patricia M. Russo

Name: Patricia M. Russo
Title: Vice President

EXHIBIT 1

Mortgage Loan Schedule

[On File with the Securities Administrator as provided by the Depositor]

EXHIBIT 2

Servicing Agreement

[On File with the Depositor]

EXHIBIT 3

Sale Agreement

[On File with the Depositor]

1

EXHIBIT 4

Standard Loan Level File Layout - Master Servicing

Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:

SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20

LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10

SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10

SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,)or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6

NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6

SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6

SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,)or dollar signs ($)	11

NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6

ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6

ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11

ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11

BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10

SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

2

Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10

CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10

ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, 60=PIF,63=Substitution, 65=Repurchase,70=REO	2

INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11

LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11

Plus the following applicable fields:

SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11

SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11

SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11

ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11

ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11

PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11

PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10

MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30

DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

3

EXHIBIT 5

Standard File Layout - Delinquency Reporting

  *The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer
Column/Header Name	Description	Decimal	Format Comment

SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR

LOAN_NBR	A unique identifier assigned to each loan by the originator.

CLIENT_NBR	Servicer Client Number

SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME	First Name of the Borrower.

BORROWER_LAST_NAME	Last name of the borrower.

PROP_ADDRESS	Street Name and Number of Property

PROP_STATE	The state where the property located.

PROP_ZIP	Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY

LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.

POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY

BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY

LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY

LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY

LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY

FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY

ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY

FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY

FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY

FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY

FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)

EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY

EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY

LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)

LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY

OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)

OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY

REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY

1

REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY

OCCUPANT_CODE	Classification of how the property is occupied.

PROP_CONDITION_CODE	A code that indicates the condition of the property.

PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY

APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY

CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2

REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:

DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan

DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.

MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY

MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)

MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY

MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)

POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY

POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY

POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY

FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)

FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)

VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY

VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY

VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY

FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)

FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA

REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)

BPO_DATE	The date the BPO was done.

2

CURRENT_FICO	The current FICO score

HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY

HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)

HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY

HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)

ACTION_CODE	Indicates loan status		Number

NOD_DATE			MM/DD/YYYY

NOI_DATE			MM/DD/YYYY

ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY

ACTUAL_PAYMENT_ PLAN_END_DATE

ACTUAL_REO_START_DATE			MM/DD/YYYY

REO_SALES_PRICE			Number

REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM-Approved Assumption

•	BAP-Borrower Assistance Program

•	CO- Charge Off

•	DIL- Deed-in-Lieu

•	FFA- Formal Forbearance Agreement

•	MOD- Loan Modification

•	PRE- Pre-Sale

•	SS- Short Sale

•	MISC-Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor

•	Tenant

•	Unknown

•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged
3

•	Excellent

•	Fair

•	Gone

•	Good

•	Poor

•	Special Hazard

•	Unknown

4

Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

5

Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

6

EXHIBIT 6

Calculation of Realized Loss/Gain Form 332- Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.
The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.
The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.
Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. Required documentation:

*
For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default  require evidence of servicer efforts to recover advances.

*	For escrow advances - complete payment history

(to calculate advances from last positive escrow balance forward)

* Other expenses -  copies of corporate advance history showing all payments

* REO repairs > $1500 require explanation

* REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

* Unusual or extraordinary items may require further documentation.

13.	The total of lines 1 through 12.

Credits:

14-21. Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

* Copy of EOB for any MI or gov't guarantee

* All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

2

Calculation of Realized Loss/Gain Form 332

Prepared by: __________________   Date: _______________

Phone: ______________________ Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, NATIONAL ASSOCIATION Loan No.______________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type: REO Sale   3rd Party Sale  Short SaleCharge Off

Was this loan granted a Bankruptcy deficiency or cramdown  Yes  No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)Actual Unpaid Principal Balance of Mortgage Loan	$ ______________ (1)

(2)Interest accrued at Net Rate	________________(2)

(3)Accrued Servicing Fees	________________(3)

(4)Attorney's Fees	________________(4)

(5)Taxes (see page 2)	________________(5)

(6)Property Maintenance	________________(6)

(7)MI/Hazard Insurance Premiums (see page 2)	________________(7)

(8)Utility Expenses	________________(8)

(9)Appraisal/BPO	________________(9)

(10)Property Inspections	________________(10)

(11)FC Costs/Other Legal Expenses	________________(11)

(12)Other (itemize)	________________(12)

(12)Cash for Keys_________________________	________________(12)

HOA/Condo Fees_______________________	________________(12)

5-1

______________________________________	____________(12)

Total Expenses	$____________(13)

Credits:

(14)Escrow Balance	$ ___________(14)

(15)HIP Refund	____________(15)

(16)Rental Receipts	____________ (16)

(17)Hazard Loss Proceeds	____________ (17)

(18)Primary Mortgage Insurance / Gov’t Insurance	________________ (18a) HUD Part A

________________(18b) HUD Part

(19)Pool Insurance Proceeds	____________ (19)

(20)Proceeds from Sale of Acquired Property	____________ (20)

(21)Other (itemize)	____________ (21)
_________________________________________(21)	____________
Total Credits	$____________(22)
Total Realized Loss (or Amount of Gain)	$____________(23)

2

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

3